Exhibit 10.1

FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
THIS FIFTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of September 29, 2014, by and between SILICON VALLEY BANK (“Bank”) and CARDIOVASCULAR SYSTEMS, INC., a Delaware corporation (“Borrower”), whose address is 651 Campus Drive, Saint Paul, Minnesota 55112.
RECITALS
A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of March 29, 2010 (as the same may be amended, modified, supplemented or restated in writing from time to time, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that the Loan Agreement be amended and supplemented as more fully set forth herein.
D.    Bank has agreed to so amend and supplement the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations, warranties and agreements set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Modifications Regarding Loan Documents. The Loan Agreement is amended as set forth below, effective on the date hereof (except as may be otherwise specifically provided below):
2.1    Revolving Line Maturity Date. The definition of “Revolving Line Maturity Date” in Section 13.1 of the Loan Agreement, is hereby amended to read as follows:
“ ‘Revolving Line Maturity Date’ is December 31, 2014.”

3.    Limitation of Amendments.
3.1    The consents and amendments set forth in this Amendment are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents, warrants and agrees as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrower previously delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.
5.    Expenses. Without limitation on the terms of the Loan Documents, Borrower agrees to reimburse Bank for all its reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with this Amendment. Bank is authorized to charge said fees, costs and expenses to Borrower's loan account or any of Borrower's deposit accounts maintained with Bank.
6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

SILICON VALLEY BANK By: /s/ Nick Honigman Name: Nick Honigman Title: Vice President	CARDIOVASCULAR SYSTEMS, INC. By: /s/Laurence L. Betterley Name: Laurence L. Betterley Title: CFO